Exhibit 10.2

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	1 of 12

Service Level Agreement

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	2 of 12

Summary

1 Introduction	3
1.1 Parties of the Agreement	3
1.2 Objective	3
2 Description of Services	3
2.1 Services made available	3
3. Definitions and Terms	8
3 Incident	8
3.2 Deadlines	9
3.3 Solution for Service Level	10
4 Revision of the Agreement	10
5 Penalties	11
6 Approval	12

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	3 of 12

1 Introduction

1.1 Parties of the Agreement

The Service Level Agreement (ANS) occurs between the CCTI - Competence Center for Information Technology and VC-Votorantim Cimentos.

1.2 Objective

The Service Level Agreement aims to define service levels to unit besides being a guide with specific definitions for each item of the Agreement.

2. Description of Services

2.1 Services Made Available

The services provided by CCTI are:

PC Management Services (Outsourcing of PCs)

Acquisitions
Description	Objective	SLA
Acquisition Services of new PCs (Desktops and Laptops) in all localities of VID in Brazil and Abroad.	Provide Services of Delivery of PCs (desktops and laptops), including Hardware, Software and Services, in the cash models or through Operational Leasing.	National Products: 13 business days Imported Products : 30 business days (1 Laptop model)

KPI	Green	Yellow	Red
Efficient delivery (delivered on time / total deliveries )	>= 90%	80 a 89,99%	<80%

Scheduled Exchanges (Technological Renovation)
Description	Objective	SLA
Schedule Exchange Service of PCs (Desktops and Laptops) that have been purchased through the Operational Leasing model in all Locations of VID in Brazil and Abroad.	Provide Replace Service of PCs (Desktops and Laptops), including Hardware, Software and Services	The standard deadline for replacement of a standard PC is from 36 to 39 months, when there will be a batch scheduling for exchanges.

KPI	Green	Yellow	Red
Efficient exchanges (exchanges made up to 39 months / total exchanges)	>= 90%	80 to 89,99%	<80%

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	4 of 12

Break & Fix Suppor
Description	Objective	SLA
Hardware Support Services of PCs within the period of Warranty (Desktops, Laptops, Netbooks & Workstations) and Projectors.	Diagnosis, Service and Troubleshooting of Hardware in PCs (Desktops, Laptops & Workstations) and projectors within their warranty periods.

Solution SLA - 3BD (3 business days after opening of the incident )

Request Method - Contact the Service Desk (8686), option 1, which shall open an incident for the local Field Services to make progress with the Supplier.

KPI	Green	Yellow	Red
Efficient Repair (repairs made until 3BD / total repairs)	>= 90%	80 to 89,99%	<80%

Technical Support to PCs (Software)
Description	Objective	SLA
Standard Software Service Support Service installed on PCs (Desktops, Laptops, Netbooks & Workstations)	Diagnosis, Service and Troubleshooting for Standard Software (Operating System and Components for standard Image) in PCs (Desktops, Laptops, Netbooks & Workstations)

SLAs SERVICE DESK

70% of telephone calls met in up to 40 seconds

Abandonment Rate –<= 10%

Mean Time of Service - up to 8 minutes

Satisfaction Survey - Rating> = 3.0

SOLUTION SLA

Every incident has a different criticality classification, ranging from Critical (4 executed hours) up to Low (16 working hours)

KPI	Green	Yellow	Red
Service Desk Technical SLA (Monthly Report of Service Desk)	>= 90%	80 to 89,99%	<80%

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	5 of 12

Supply of Printing Services (Printing Outsourcing)

Request
Description	Objective	SLA
Service Supply of Impressions, copies, scan, fax and bookbinding (the latter performed by Central of Copies) as demand in all locations of the VID in Brazil	Provide Resources to perform prints, copy, scan, fax and bookbinding and documents (the latter performed by Central of Copies), as demand in all locations of the VID in Brazil, with payment based on consumption	Deliver SLA Equipment delivered within 15 days after formal approval of the additive

KPI	Green	Yellow	Red
Deliveries made until 15 days after the approval of the additive	>= 90%	80 to 89,99%	<80%

Break & Fix Support
Description	Objective	SLA
Repair service to printing resources (printers and MFPs)	Diagnosis, Service and Troubleshooting of Hardware in print resources (printers and MFPs) that are part of the outsourcing contract with HP	Solution SLA - 8 working hours after the start of the call at HP Request Method - Contact the Service Desk (8686), option 1, which shall open an incident to the local team of Field Services to provide progress.

KPI	Green	Yellow	Red
Efficient Repair (repairs made until 8 working hours / total repairs)	>= 92%	82 to 91,99%	<82%

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	6 of 12

Corporate Services Data Center

Message Services (e-mail) - Operational Availability
Description	Objective	SLA
Electronic Mail Service (Corporate Cluster)	Provide Operational Availability to utilization of Electronic Mail Service (e-mail) in the Corporate Environment

Active Monitoring in the environment through SCOM and HP OPENVIEW generates alarms and critical incidents for the Premiers and BMI teams to act. There is the Communication Plan for disclosure of crises to all responsible for the environment at Central and Local CCTI.

99% SLA of Operational Availability of Exchange Structure

KPI	Green	Yellow	Red
Operating Availability of Environment of Corporate Electronic Mail	>= 99,95%	99 a 99,94%	< 99%

Support Services to Operation (Service Desk)

Functional Support
Description	Objective	SLA
Perform the registration of incidents and user support in SAP environments and Satellites on a 24x7x365 regime and service in Portuguese, English and Spanish	Receive contacts, record the incident and support end users in their doubts and problems related to the SAP environment and Satellites in VID	Service SLAs Every incident has a different criticality classification, which can vary between Critical ( 4 executed hours) to Low (32 working hours)

KPI	Green	Yellow	Red
Efficient deliveries. Incidents met within the SLA (delivered on time / total deliveries), information generated in Functional Monthly Report.	>= 90%	80 to 89,99%	<80%

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	7 of 12

Technical Support
Description	Objective	SLA
Perform the registration of incidents and user support in SAP environments and Satellites on a 24x7x365 regime and service in Portuguese, English and Spanish	Receive contacts, record the incident and support end users in their doubts and problems related to the SAP environment and Satellites in VID	Service SLAs Every incident has a different criticality classification, which can vary between Critical ( 4 executed hours) to Low (32 working hours)

KPI	Green	Yellow	Red
Efficient deliveries, incidents met within the SLA (delivered on time / total deliveries), information generated in the Technical Report Monthly	>= 90%	80 a 89,99%	< 80%

Business Consulting Services

Enable business strategy with Tl
Description	Objective	SLA
Analyze key business drivers and identify opportunities for contribution of Tl to the the viability of objectives and goals of the units.	Ensure that the initiatives of CCTI are strategically aligned with the expectations and demands of the business.	Meet by 80%, at least the prioritized demands of business forums

KPI	Green	Yellow	Red
% of demands prioritized met in business forums,	>= 80%	70 to 79,99%	<70%

Revision of Processes
Description	Objective	SLA
Process mapping, analysis of the pain points and preparing plans for quality optimization and cost reduction in operational event chain.	Contribute to the maximization of process chain with a focus on improving the competitiveness of business.	by 80%, at least the prioritized demands of business forums

KPI	Green	Yellow	Red
% of demands prioritized met in business forums.	>= 80%	70 to 79,99%	<70%

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	8 of 12

Systems Development and Corrective and Evolutionary Improvements

Systems Development and Corrective and Evolutionary Improvements
Description	Objective	SLA
Development and/or acquisition of specific software and on-demand, using practices and methodologies for developing and managing that lead manufacturing of flexible software and with high quality.	Perform system implementation through the management of projects and activities following the Votorantim methodology, following best practices and aiming to meet the deadline and of the cost.

Activities

•     Delivery of demands with TDEM of at least 60 days

•     Accuracy of the activities of at least 90%

•     Satisfaction Survey with a minimum score of 3 Projects.

Obtain percentage of adherence to project management methodology of at least 90%

KPI	Green	Yellow	Red
Activity: TDEM (Average Delivery Time).	<=60	60,1 to 69	>=70
Activity: Accuracy	>90%	85 to 90%	<85%
Atividade: Satisfaction Survey	Score>=3	Score from 2.1 to 2.9	<=2
Projeto: Quality Indicator	>90%	85 to 90%	<85%

3 Definitions and Terms

The definitions described below have the objective of ensuring the proper understanding between the parties on the terms, conditions and requirements of this ANS, which are directly related to the Service Level Warranty.

3.1 Incident

It is considered an incident when:

•	Any event situation that causes or may cause a “disruption” or “deterioration” in the quality of service.

•	Request info for assistance.

Some examples are: unavailable application or with errors, hardware with problems, request for information or assistance from the support.

For each incident three characteristics are ascribed:

•	Impact

•	Urgency

•	Priority

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	9 of 12

The Impact and the Urgency have four ratings:

•	Critical

•	High

•	Average

•	Low

These ratings are determined during the call of the Service Center (Service Desk) or automatically by means of the monitoring tools.

The priority is determined by the requestor at the time of the call, and may be classified as:

•	High

•	Average

•	Low

3.2 Deadlines

The service deadlines for incidents agreed are determined by the rating of impact, following the hours below:

•	Functional Support

Rating of the Impact	Service time[i]	Service Hours	Service Languages
Critical	4h	1st Level - 24x7x365	Portuguese English Spanish
High	8h
Average	12h	2nd and 3rd level - 10x5
Low	18h

i	The service times of the calls, both functional and technical, are determined in working hours executed. There is no accounting for working hours when there is pendency of third parties during the resolution process.

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	10 of 12

•	Technical Support

Rating of the Impact	Service time	Service Hours	Service Languages
Critical	2h	1st Level - 24x7x365	Portuguese English Spanish
High	4h
Average	12h	2nd and 3rd Level - 10x5
Low	48h

3.3 Solution for Level of Service

Solver Group	SLA	Number of calls as current volumetry	Responsibility
N1	70%	4253ii	TIVIT
N2	14%	850	TIVIT
N3	16%	972	TIVIT/VID-CCTI

•	The calls shall be terminated by the acceptance of user or automatically after 72 hours of its conclusion.

•	The proportionality between Levels of Service (N1, N2 and N3) shall be applied regardless of the monthly volume of call (according to the baseline contracted)

4 Revision of the Agreements

The revision of the Service Level Agreement shall occur whenever there is a change in the solution contracted for the services, whether or not for improvement in performance indicators and response time or solution.

The CCTI is responsible for coordinating meetings for discussion and updating of ANS, which, in which shall be reviewed the parameters annually agreed, based on the date hereof.

Any changes to this agreement shall be approved by responsible for both parties, following the Change Management process.

ii	Productive and unproductive calls only in N1. For N2 and N3 only productive calls. If the percentage of the unproductive reduces in over 10%, the solution shall be reassessed.

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	11 of 12

5 Penalties

There are no formal penalties provided for CCTI for noncompliance with the parameters set forth in this Agreement. To the suppliers, if any noncompliance with the Agreements shall be applied the penalties provided for in the contract.

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria

Corporate Operating Procedure Service Level Agreement	Code
	Revision	1.0
	Area	CCTI
	Pages	12 of 12

6 Approval

São Paulo, June 19th 2012.
/s/ Sidney Catania
Sidney Catania
Director of Accounting and Finance – Votorantim Cimentos

/s/ VID - CCTI
VID - CCTI

Elaborator:	Secrecy:	Approver:
Marco Antonio Bastoni	Internal Use to Business	Fabio Faria